UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

MALACCA STRAITS ACQUISITION COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 601-2

St. George’s Building

2 Ice House Street Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 21060888

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, Malacca Straits Acquisition Company Limited, a Cayman Islands exempted company (“Malacca”), entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 26, 2022, with Indiev, Inc, a California corporation (“INDI”), Malacca Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Malacca (“Merger Sub”), Malacca Straits Management Company Limited, a British Virgin Islands company with limited liability, in its capacity as the purchaser representative (the “Sponsor”), and Mr. Hai Shi (“Mr. Shi”), in his capacity as the seller representative.

On June 8, 2023, pursuant to Section 7.1(a) of the Merger Agreement, Malacca, INDI, Merger Sub, the Sponsor and Mr. Shi entered into a Termination and Release Agreement (the “Termination Agreement”) to terminate the Merger Agreement (the “Termination”). The Termination Agreement also automatically terminates ancillary documents (the “Ancillary Documents”), including the Voting Agreement, Lock-Up Agreements, the Non-Solicitation and Non-Competition Agreement and the Registration Rights Agreement. Additionally, the Termination Agreement provides for a mutual release of claims among the parties and their affiliates.

As a result of the Termination, the Merger Agreement is of no further force and effect, with the exception of specified provisions in Sections 5.15 and 8.1 of the Merger Agreement, and all provisions of the Ancillary Documents, including provisions of any such Ancillary Document that by their terms would otherwise have survived the termination of such Ancillary Document, is of no further force and effect.

The foregoing descriptions of the Merger Agreement, the Termination Agreement and the Ancillary Documents do not purport to be complete and are qualified in their entirety by the terms and conditions of, respectively, (i) the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to Malacca’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 30, 2022, (ii) the Termination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and the terms of which are incorporated by reference herein and (iii) the Ancillary Documents, copies of which were previously included as Exhibits 10.1, 10.2, 10.3 and 10.4 to Malacca’s Current Report on Form 8-K filed with the SEC on September 30, 2022.

Item 1.02. Termination of Material Definitive Agreement.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 8.01. Other Events.

In view of the termination of the Merger Agreement with INDI and certain other parties, Malacca determined that, effective June 16, 2023, Malacca would (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to Malacca (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of Malacca’s remaining shareholders and the directors, liquidate and dissolve, subject in the case of (b) and (c) above to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

After satisfying its liabilities for expenses and working capital loans, Malacca expects to redeem all of its outstanding Class A ordinary shares for an estimated redemption price of approximately $10.53 per share (the “Redemption Amount”) after the payment of taxes and dissolution expenses. On or about the close of business on June 16, 2023, the Class A ordinary shares will be deemed canceled and will represent only the right to receive the Redemption Amount. The Redemption Amount will be payable to the holders of Class A ordinary shares through the facilities of Continental Stock Transfer & Trust Company, Malacca’s transfer agent.

Malacca expects that The Nasdaq Stock Market LLC will file a Form 25 with the SEC to delist its securities and to terminate the registration of its securities pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Malacca thereafter expects to file a Form 15 to terminate its reporting obligations.

On June 13, 2023, Malacca issued a press release announcing the termination of the Merger Agreement and its intent to liquidate on June 16, 2023. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated as of September 26, 2022, by and among Malacca Straits Acquisition Company Limited, Indiev, Inc, MLAC Merger Sub, Inc., Malacca Straits Management Company Limited, in the capacity as the Purchaser Representative thereunder, and Mr. Hai Shi, in the capacity as the Seller Representative thereunder.
99.1	Press Release, dated June 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALACCA STRAITS ACQUISITION COMPANY LIMITED

	By:	/s/ Gordon Lo
		Name:	Gordon Lo
		Title:	Chief Executive Officer (Principal Executive Officer)

Dated: June 13, 2023

3